UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A
                       AMENDMENT TO APPLICATION OR REPORT
                     Pursuant to Section 12, 13 or 15(d) of
                       THE SECURITIES EXCHANGE ACT OF 1934

                       UNITED DOMINION REALTY TRUST, INC.
             (Exact name of registrant as specified in its charter)

                                 AMENDMENT NO. 1

The undersigned registrant hereby amends its Current Report on Form 8-K dated June 9, 1998, which was filed with the Securities and Exchange Commission on June 24, 1998, to include the Consolidated Financial Statements of Businesses Acquired, the Consolidated Pro Forma Financial Statements and Notes thereto, and Exhibits as set forth on the pages attached hereto.

ITEM 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (a)       Financial Statements of Businesses Acquired
         (b)       Pro Forma Financial Information
         (c)       Exhibits
                   (23)      Consent of Experts


                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this Amendment to be signed on its behalf by the undersigned, thereto duly authorized.

                                    UNITED DOMINION REALTY TRUST, INC.
                                              (Registrant)



                                          /s/ James Dolphin
                                       ----------------------------------------
                                       James Dolphin
                                       Executive Vice President, Chief Financial
                                       Officer and Chief Accounting Officer









Date:    August 13, 1998


ITEM 7.  Financial Statements, Pro Forma Financial Information and Exhibits
                  Description                                                           Location
                  -----------                                                           --------
(a)               Financial Statements of Businesses Acquired                          3 through 26

(b)               Pro Forma Financial Information                                     27 through 39

(c)               Exhibits
                  (23)     Consent of Independent Public Accountants                     40



                       TRAILS AT MOUNT MORIAH APARTMENTS

                       TRAILS AT KIRBY PARKWAY APARTMENTS

                           CINNAMON TRAILS APARTMENTS

                    COMBINED STATEMENT OF RENTAL OPERATIONS

                          YEAR ENDED DECEMBER 31, 1997

                          Independent Auditors' Report



To the Owners of
Trails at Mount Moriah Apartments
Trails at Kirby Parkway Apartments
Cinnamon Trails Apartments

         We have audited the accompanying combined statement of rental operations (as defined in Note 2) of the following apartment properties for the year ended December 31, 1997:

Trails at Mount Moriah Apartments
Trails at Kirby Parkway Apartments
Cinnamon Trails Apartments

         This financial statement is the responsibility of the management of the apartment properties. Our responsibility is to express an opinion on this statement based on our audit.

         We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

         The statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in a Current Report on Form 8-K of United Dominion Realty Trust, Inc.), as described in Note 5, and is not intended to be a complete presentation of the apartment properties' revenues and expenses.

         In our opinion, the statement referred to above presents fairly, in all material respects, the revenue and operating expenses, as described in Note 2, of the apartment properties for the year ended December 31, 1997, in conformity with generally accepted accounting principles.




L. P. Martin & Company, P.C.
Certified Public Accountants
May 8, 1998

                       TRAILS AT MOUNT MORIAH APARTMENTS
                       TRAILS AT KIRBY PARKWAY APARTMENTS
                           CINNAMON TRAILS APARTMENTS

                    COMBINED STATEMENT OF RENTAL OPERATIONS

                          YEAR ENDED DECEMBER 31, 1997



REVENUES FROM RENTAL PROPERTY                       $ 7,887,777
                                                    -----------

RENTAL PROPERTY EXPENSES:
        Real Estate Taxes                               463,450
        Repairs and Maintenance                         697,883
        Utilities                                       174,768
        Property Management Fees                        397,424
        Other Operating Expenses                        739,325
                                                    -----------
               TOTAL RENTAL PROPERTY EXPENSES         2,472,850
                                                    -----------

               INCOME FROM RENTAL OPERATIONS        $ 5,414,927
                                                    ===========









The accompanying notes are an integral part of this statement.

                       TRAILS AT MOUNT MORIAH APARTMENTS
                       TRAILS AT KIRBY PARKWAY APARTMENTS
                           CINNAMON TRAILS APARTMENTS

              NOTES TO THE COMBINED STATEMENT OF RENTAL OPERATIONS

                          YEAR ENDED DECEMBER 31, 1997



NOTE 1 - BASIS OF PRESENTATION

The apartment properties consist of three residential apartment communities located in Memphis, Tennessee together with the existing leases. The assets that comprise the Properties have been held as an investment of the following owners (the Owners), throughout the year ended December 31, 1997. The accompanying financial statement presents the results of rental operations of the Properties as a stand-alone entity.

Property                                Owner
--------                                -----
Trails at Mount Moriah Apartments       Beeler-Sanders, Ltd., a  Texas limited
                                        partnership

Trails at Kirby Parkway Apartments      Trails at Kirby Parkway I Associates, Ltd.,
                                        a Tennessee limited partnership

Cinnamon Trails Apartments              Trails at Kirby Parkway II Associates, Ltd.,
                                        a Tennessee limited partnership

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Revenue and Expense Recognition - The accompanying combined statement of rental operations has been prepared using the accrual method of accounting. Certain expenses such as depreciation, amortization, income taxes, mortgage interest expense and entity expenses are not reflected in the statement of rental operations, as required by Rule 3-14 of Regulation S-X of the Securities and Exchange Commission.

Repairs and Maintenance - Repairs and maintenance costs are expensed as incurred, while significant improvements, renovations and replacements are capitalized.

Advertising - Advertising costs are expensed when incurred.

                       TRAILS AT MOUNT MORIAH APARTMENTS
                       TRAILS AT KIRBY PARKWAY APARTMENTS
                           CINNAMON TRAILS APARTMENTS

              NOTES TO THE COMBINED STATEMENT OF RENTAL OPERATIONS

                          YEAR ENDED DECEMBER 31, 1997



NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ for those estimates.


NOTE 3 - THE PROPERTIES

The properties consist of residential apartment communities. The properties are located in the southeast area of Memphis, Tennessee. The total number of apartments is as follows:

                                       Total Number
Property                               of Apartments
--------                               -------------

Trails at Mount Moriah Apartments           630
Trails at Kirby Parkway Apartments          376
Cinnamon Trails Apartments                  208
                                          -----
                                          1,214
                                          =====


NOTE 4 - PROPERTY MANAGEMENT FEES

Property management services were provided through Beeler Properties, Inc., an affiliate of the Owners of the properties. Fees for such services were 5% of gross receipts from operations.


NOTE 5 - SALE OF PROPERTIES

The properties were sold to United Dominion Realty, L. P., a wholly owned subsidiary of United Dominion Realty Trust, Inc. on January 9, 1998. This combined statement of rental operations has been prepared to be included in a Current Report on Form 8-K to be filed by United Dominion Realty Trust, Inc.

                            DOGWOOD CREEK APARTMENTS

                         STATEMENT OF RENTAL OPERATIONS

                        ONE MONTH ENDED JANUARY 31, 1998

                  Independent Accountants' Compilation Report



To the Owners of
Dogwood Creek Apartments

         We have compiled the accompanying statement of rental operations exclusive of mortgage interest expense, depreciation, amortization, income taxes and entity expenses of Dogwood Creek Apartments for the one month ended January 31, 1998, in accordance with Statements on Standards for Accounting and Review Services issued by the American Institute of Certified Public Accountants.

         A compilation is limited to presenting in the form of financial statements information that is the representation of the management and owners. We have not audited or reviewed the accompanying financial statement and, accordingly, do not express an opinion or any other form of assurance on it.

         Management has elected to omit substantially all of the disclosures required by generally accepted accounting principles. If the omitted disclosures were included in the financial statement, they might influence the user's conclusions about the results of operations. Accordingly, this financial statement is not designed for those who are not informed about such matters.





L. P. Martin & Company, P.C.
Certified Public Accountants
Richmond, Virginia
May 1, 1998

                            DOGWOOD CREEK APARTMENTS

                         STATEMENT OF RENTAL OPERATIONS

                        ONE MONTH ENDED JANUARY 31, 1998

               (See Independent Accountants' Compilation Report)





REVENUES FROM RENTAL PROPERTY                         $ 208,489
                                                      ---------

RENTAL PROPERTY EXPENSES:
        Real Estate Taxes                                21,289
        Repairs and Maintenance                          18,569
        Utilities                                        10,597
        Property Management Fees                          8,358
        Other Operating Expenses                         21,262
                                                      ---------
               TOTAL RENTAL PROPERTY EXPENSES            80,075
                                                      ---------

               INCOME FROM RENTAL OPERATIONS          $ 128,414
                                                      =========

                            DOGWOOD CREEK APARTMENTS

                         STATEMENT OF RENTAL OPERATIONS

                          YEAR ENDED DECEMBER 31, 1997

                          Independent Auditors' Report



To the Owners of
Dogwood Creek Apartments

         We have audited the accompanying statement of rental operations (as defined in Note 2) of Dogwood Creek Apartments for the year ended December 31, 1997. This financial statement is the responsibility of the management of Dogwood Creek Apartments. Our responsibility is to express an opinion on this statement based on our audit.

         We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

         The statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in a Current Report on Form 8-K of United Dominion Realty Trust, Inc.), as described in Note 4, and is not intended to be a complete presentation of Dogwood Creek Apartments' revenues and expenses.

         In our opinion, the statement referred to above presents fairly, in all material respects, the revenues and operating expenses, as described in Note 2, of Dogwood Creek Apartments for the year ended December 31, 1997, in conformity with generally accepted accounting principles.



L. P. Martin  & Company, P.C.
Certified Public Accountants
Richmond, Virginia
May 1, 1998

                            DOGWOOD CREEK APARTMENTS

                         STATEMENT OF RENTAL OPERATIONS

                          YEAR ENDED DECEMBER 31, 1997





REVENUES FROM RENTAL PROPERTY                       $ 1,482,613
                                                    -----------

RENTAL PROPERTY EXPENSES:
        Real Estate Taxes                                51,748
        Repairs and Maintenance                         166,003
        Utilities                                        78,611
        Property Management Fees                         60,581
        Other Operating Expenses                        214,768
                                                    -----------
               TOTAL RENTAL PROPERTY EXPENSES           571,711
                                                    -----------

               INCOME FROM RENTAL OPERATIONS        $   910,902
                                                    ===========











The accompanying notes are an integral part of this statement.

                            DOGWOOD CREEK APARTMENTS

                  NOTES TO THE STATEMENT OF RENTAL OPERATIONS

                          YEAR ENDED DECEMBER 31, 1997





NOTE 1 - BASIS OF PRESENTATION

Dogwood Creek Apartments (The Property) consists of a 278 unit residential apartment community located in Collierville, Tennessee, an eastern suburb of Memphis, together with the existing leases. The assets that comprise the Property have been held as an investment of Dogwood Apartments, L.L.C., a Tennessee limited liability company (the Owner), throughout the year ended December 31, 1997. The accompanying financial statement presents the results of rental operations of the Property as a stand-alone entity.

The Property began operations in September 1996. As of January 1, 1997, not all units were available to lease. Construction of the Property was completed in June 1997, when all units were available to lease.


NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Revenue and Expense Recognition - The accompanying statement of rental operations has been prepared using the accrual method of accounting. Certain expenses such as depreciation, amortization, income taxes, mortgage interest expense and entity expenses are not reflected in the statement of rental operations, as required by Rule 3-14 of Regulation S-X of the Securities and Exchange Commission.

Repairs and Maintenance - Repairs and maintenance costs are expensed as incurred, while significant improvements, renovations and replacements are capitalized.

Advertising - Advertising costs are expensed when incurred.

Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.


NOTE 3 - PROPERTY MANAGEMENT FEES

Property management services were provided through LEDIC Management Group, Inc. Fees for such services were 4% of gross receipts from operations.

                            DOGWOOD CREEK APARTMENTS

                  NOTES TO THE STATEMENT OF RENTAL OPERATIONS

                          YEAR ENDED DECEMBER 31, 1997



NOTE 4 - SALE OF PROPERTY

The property was sold to United Dominion Realty, L. P., a wholly owned subsidiary of United Dominion Realty Trust, Inc. on February 6, 1998. This statement of rental operations has been prepared to be included in a Current Report on Form 8-K to be filed by United Dominion Realty Trust, Inc.

                               AUDUBON APARTMENTS

                               CARMEL APARTMENTS

                            CIMARRON CITY APARTMENTS

                            GRAND CYPRESS APARTMENTS

                               KENTON APARTMENTS

                             PEPPERMILL APARTMENTS

                              THE CREST APARTMENTS

                      VILLAGES OF THOUSAND OAKS APARTMENTS



                    COMBINED STATEMENT OF RENTAL OPERATIONS



                       THREE MONTHS ENDED MARCH 31, 1998

                  Independent Accountants' Compilation Report





To the Owners of
Audubon Apartments
Carmel Apartments
Cimarron City Apartments
Grand Cypress Apartments
Kenton Apartments
Peppermill Apartments
The Crest Apartments
Villages of Thousand Oaks Apartments

         We have compiled the accompanying combined statement of rental operations exclusive of mortgage interest expense, depreciation, amortization, income taxes and entity expenses of Audubon Apartments, Carmel Apartments, Cimarron City Apartments, Grand Cypress Apartments, Kenton Apartments, Peppermill Apartments, The Crest Apartments, and Villages of Thousand Oaks Apartments for the three months ended March 31, 1998 in accordance with Statements on Standards for Accounting and Review Services issued by the American Institute of Certified Public Accountants.

         A compilation is limited to presenting in the form of financial statements information that is the representation of the management and owners. We have not audited or reviewed the accompanying financial statement and, accordingly, do not express an opinion or any other form of assurance on it.

         Management has elected to omit substantially all of the disclosures required by generally accepted accounting principles. If the omitted disclosures were included in the financial statement, they might influence the user's conclusions about the results of operations. Accordingly, this financial statement is not designed for those who are not informed about such matters.



L. P. Martin  & Company, P.C.
Certified Public Accountants
Richmond, Virginia
June 29, 1998

                               AUDUBON APARTMENTS
                               CARMEL APARTMENTS
                            CIMARRON CITY APARTMENTS
                            GRAND CYPRESS APARTMENTS
                               KENTON APARTMENTS
                             PEPPERMILL APARTMENTS
                              THE CREST APARTMENTS
                      VILLAGES OF THOUSAND OAKS APARTMENTS

                    COMBINED STATEMENT OF RENTAL OPERATIONS

                       THREE MONTHS ENDED MARCH 31, 1998

               (See Independent Accountants' Compilation Report)





REVENUES FROM RENTAL PROPERTY                       $ 2,941,934
                                                    -----------

RENTAL PROPERTY EXPENSES:
        Real Estate Taxes                               350,151
        Repairs and Maintenance                         348,865
        Utilities                                       150,171
        Property Management Fees                        117,676
        Other Operating Expenses                        483,337
                                                    -----------
               TOTAL RENTAL PROPERTY EXPENSES         1,450,200
                                                    -----------

               INCOME FROM RENTAL OPERATIONS        $ 1,491,734
                                                    ===========

                               AUDUBON APARTMENTS
                               CARMEL APARTMENTS
                            CIMARRON CITY APARTMENTS
                            GRAND CYPRESS APARTMENTS
                               KENTON APARTMENTS
                             PEPPERMILL APARTMENTS
                              THE CREST APARTMENTS
                      VILLAGES OF THOUSAND OAKS APARTMENTS

                    COMBINED STATEMENT OF RENTAL OPERATIONS

                          YEAR ENDED DECEMBER 31, 1997

Independent Auditors' Report



To the Owners of
Audubon Apartments
Carmel Apartments
Cimarron City Apartments
Grand Cypress Apartments
Kenton Apartments
Peppermill Apartments
The Crest Apartments
Villages of Thousand Oaks Apartments


         We have audited the accompanying combined statement of rental operations (as defined in Note 2) of the following apartment properties for the year ended December 31, 1997:

Audubon Apartments
Carmel Apartments
Cimarron City Apartments
Grand Cypress Apartments
Kenton Apartments
Peppermill Apartments
The Crest Apartments
Villages of Thousand Oaks Apartments

         This financial statement is the responsibility of the management of the apartment properties. Our responsibility is to express an opinion on this statement based on our audit.

         We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material missatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

         The statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in a Current Report on Form 8-K of United Dominion Realty Trust, Inc.), as described in Note 5, and is not intended to be a complete presentation of the apartment properties' revenues and expenses.

         In our opinion, the statement referred to above presents fairly, in all material respects, the revenue and operating expenses, as described in Note 2, of the apartment properties for the year ended December 31, 1997, in conformity with generally accepted accounting principles.





L. P. Martin & Company, P.C.
Certified Public Accountants
Richmond, Virginia
June 29, 1998

                               AUDUBON APARTMENTS
                               CARMEL APARTMENTS
                            CIMARRON CITY APARTMENTS
                            GRAND CYPRESS APARTMENTS
                               KENTON APARTMENTS
                             PEPPERMILL APARTMENTS
                              THE CREST APARTMENTS
                      VILLAGES OF THOUSAND OAKS APARTMENTS

                    COMBINED STATEMENT OF RENTAL OPERATIONS

                          YEAR ENDED DECEMBER 31, 1997





REVENUES FROM RENTAL PROPERTY                       $11,752,231
                                                    -----------

RENTAL PROPERTY EXPENSES:
        Real Estate Taxes                             1,346,927
        Repairs and Maintenance                       1,546,742
        Utilities                                       590,878
        Property Management Fees                        470,259
        Other Operating Expenses                      1,867,102
                                                    -----------
               TOTAL RENTAL PROPERTY EXPENSES         5,821,908
                                                    -----------

               INCOME FROM RENTAL OPERATIONS        $ 5,930,323
                                                    ===========




The accompanying notes are an integral part of this statement.

                               AUDUBON APARTMENTS
                               CARMEL APARTMENTS
                            CIMARRON CITY APARTMENTS
                            GRAND CYPRESS APARTMENTS
                               KENTON APARTMENTS
                             PEPPERMILL APARTMENTS
                              THE CREST APARTMENTS
                      VILLAGES OF THOUSAND OAKS APARTMENTS

              NOTES TO THE COMBINED STATEMENT OF RENTAL OPERATIONS

                          YEAR ENDED DECEMBER 31, 1997



NOTE 1 - BASIS OF PRESENTATION

The apartment properties consist of seven residential apartment communities located in San Antonio, Texas and one residential apartment community located in Longview, Texas together with the existing leases. The assets that comprise the Properties have been held as an investment of the following owners (the Owners), throughout the year ended December 31, 1997. The accompanying financial statement presents the results of rental operations of the Properties as a stand-alone entity.

        Property                            Owner
        --------                            -----
Audubon Apartments                      Audubon Associates, Ltd.
                                        a Texas limited partnership

Carmel Apartments                       Carmel Associates,
                                        a Massachusetts limited partnership

Cimarron City Apartments                Cimarron City Associates, Ltd.,
                                        a Texas limited partnership

Grand Cypress Apartments                Grand Cypress Apartments, Ltd.,
                                        a Texas limited partnership

Kenton Apartments                       Kenton Place Limited Partnership,
                                        a Delaware limited partnership

Peppermill Apartments                   Peppermill Associates, Ltd.,
                                        a Texas limited partnership

The Crest Apartments                    Woodcreek Austin Associates, Ltd.,
                                        a Texas limited partnership

Villages of Thousand Oaks Apartments    Villages of San Antonio Limited Partnership,
                                        a Delaware limited partnership

(Continued)

                               AUDUBON APARTMENTS
                               CARMEL APARTMENTS
                            CIMARRON CITY APARTMENTS
                            GRAND CYPRESS APARTMENTS
                               KENTON APARTMENTS
                             PEPPERMILL APARTMENTS
                              THE CREST APARTMENTS
                      VILLAGES OF THOUSAND OAKS APARTMENTS

              NOTES TO THE COMBINED STATEMENT OF RENTAL OPERATIONS

                          YEAR ENDED DECEMBER 31, 1997



NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICES

Revenue and Expense Recognition - The accompanying combined statement of rental operations has been prepared using the accrual method of accounting. Certain expenses such as depreciation, amortization, income taxes, mortgage interest expense and entity expenses are not reflected in the statement of rental operations, as required by Rule 3-14 of Regulation S-X of the Securities and Exchange Commission.

Repairs and Maintenance - Repairs and maintenance costs are expensed as incurred, while significant improvements, renovations and replacements are capitalized.

Advertising - Advertising costs are expensed when incurred.

Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.


NOTE 3 - THE PROPERTIES

The properties consist of garden style residential apartment communities. Seven of the properties are located in northern San Antonio, Texas and one property is located east of Dallas, Texas.

            Property                 Total Number of Apartments

Audubon Apartments                               216
Carmel Apartments                                228
Cimarron City Apartments                         140
Grand Cypress Apartments                         164
Kenton Apartments                                244
Peppermill Apartments                            232
The Crest Apartments                             280
Villages of Thousand Oaks Apartments             466
                                               -----
                                               1,970
                                               =====


(Continued)

                               AUDUBON APARTMENTS
                               CARMEL APARTMENTS
                            CIMARRON CITY APARTMENTS
                            GRAND CYPRESS APARTMENTS
                               KENTON APARTMENTS
                             PEPPERMILL APARTMENTS
                              THE CREST APARTMENTS
                      VILLAGES OF THOUSAND OAKS APARTMENTS

              NOTES TO THE COMBINED STATEMENT OF RENTAL OPERATIONS

                          YEAR ENDED DECEMBER 31, 1997


NOTE 4 - PROPERTY MANAGEMENT FEES

Property management services were provided through Schuparra Properties Corporation, an affiliate of the Owners of the properties. Fees for such services were 4% of gross receipts from operations.


NOTE 5 - SALE OF PROPERTIES

The properties were sold to United Dominion Realty, L. P., a wholly owned subsidiary of United Dominion Realty Trust, Inc. on April 13, 1998. This combined statement of rental operations has been prepared to be included in a Current Report on Form 8-K to be filed by United Dominion Realty Trust, Inc.

                       UNITED DOMINION REALTY TRUST, INC.
                   CONSOLIDATED PRO FORMA FINANCIAL STATEMENTS
                                   (UNAUDITED)

         The following unaudited consolidated pro forma balance sheets at March 31,1998, give effect to the acquisition by United Dominion Realty Trust (the "Company") of a portfolio of eight apartment communities acquired on April 16, 1998 and other acquisitions made by the Company during 1997 and 1998. Other than the eight apartment communities acquired on April 16, 1998 all acquisitions are reflected in the Company's historical unaudited consolidated balance sheet at March 31, 1998 included in the Company's quarterly report on Form 10-Q for the quarter then ended.

         The unaudited consolidated pro forma statements of operations for the twelve months ended December 31, 1997 and the three months ended March 31, 1998 give effect to the following 1998 acquisitions as if they occurred on January 1, 1997: (i) the January 9, 1998 portfolio acquisition of three apartment communities (collectively the Tennessee Portfolio) which consists of The Trails at Kirby Parkway Apartments and The Trails at Mount Moriah Apartments (which run as one community under the name The Trails) and Cinnamon Trails Apartments, (ii) the acquisition of Dogwood Creek Apartments on February 6, 1998, (iii) the acquisition of 39 apartment communities with 7,550 apartment homes owned by ASR Investment Corporation that were merged with and into a wholly-owned subsidiary of the Company, in a statutory merger on March 27, 1998 and (iv) the April 16, 1998 portfolio acquisition of eight apartment communities (collectively the San Antonio Portfolio) which consists of Audubon Apartments, Carmel Apartments, Cimarron Apartments, Grand Cypress Apartments, Kenton Place Apartments, Peppermill Apartments, The Crest Apartments and Villages of Thousand Oaks Apartments.

         In addition, the unaudited consolidated pro forma statements of operations for the twelve months ended December 31, 1997 give effect to the following 1997 acquisitions as if they had occurred on January 1, 1997: (i) the acquisition of Crosswinds Apartments (formerly Tradewinds Apartments), Stoney Pointe Apartments (formerly Stoneybrooke Apartments) and Dominion Trinity Place Apartments, (formerly Trinity Place Apartments) on February 28, 1997, (ii) the acquisition of Anderson Mill Oaks Apartments acquired on March 25, 1997, Oak Ridge Apartments (formerly Post Oak Ridge Apartments) acquired on March 27, 1997, and Green Oaks Apartments (formerly Pineloch Apartments) and Skyhawk Apartments (formerly Seahawk Apartments) acquired on May 8, 1997, (iii) the July 1, 1997 portfolio acquisition of five apartment communities which consists of Lakeside Apartments, Mallards of Brandywine Apartments, Lotus Landing Apartments, Orange Oaks Apartments and Forest Creek Apartments, (iv) the acquisition of Greenhouse Patio Apartments (formerly Pecan Grove Apartments) and Braesridge Apartments acquired on September 26, 1997, Bammelwood Apartments acquired on October 30, 1997 and Camino Village Apartments acquired on November 20, 1997 and (v) the acquisition of Waterside at Ironbridge Apartments on September 29, 1997.

         The unaudited consolidated pro forma statements of operations have been prepared by the management of the Company. The unaudited consolidated pro forma statements of operations are not necessarily indicative of the results that would have occurred had the acquisitions been completed on the dates indicated, nor are purported to be indicative of future results. The unaudited consolidated pro forma statements of operations should be read in conjunction with United Dominion's audited consolidated financial statements for the twelve months ended December 31, 1997 (included in United Dominion's Form 10-K for the twelve months ended December 31, 1997) and its unaudited consolidated financial statements for the three months ended March 31, 1998 (included in United Dominion's Form 10-Q for the quarterly period ended March 31, 1998) and the accompanying notes thereto.

                       UNITED DOMINION REALTY TRUST, INC.
                      CONSOLIDATED PRO FORMA BALANCE SHEET
                                 MARCH 31, 1998
                                 (IN THOUSANDS)
                                   (UNAUDITED)


                                                                                             Acquisition of
                                                                                               San Antonio
                                                                        Historical (1)          Portfolio            Pro Forma
                                                                       -----------------    ------------------    ----------------
ASSETS

Real estate owned:
      Real estate held for investment                                  $      2,641,958     $          71,273 (2) $     2,713,231
          Less: accumulated depreciation                                        214,945                                   214,945
                                                                       -----------------    ------------------    ----------------
                                                                              2,427,013                71,273           2,498,286
      Real estate under development                                              38,774                                    38,774
      Real estate held for disposition                                          153,675                                   153,675
Cash and cash equivalents                                                         5,961                                     5,961
Other assets                                                                    109,881                                   109,881
                                                                       -----------------    ------------------    ----------------
      Total assets                                                     $      2,735,304     $          71,273     $     2,806,577
                                                                       =================    ==================    ================

LIABILITIES AND SHAREHOLDERS' EQUITY

Notes payable-secured                                                  $        610,034     $          43,603 (3) $       653,637
Notes payable-unsecured                                                         790,083                11,977 (3)         802,060
Real estate taxes payable                                                        18,334                                    18,334
Accrued interest payable                                                         16,658                                    16,658
Security deposits and prepaid rent                                               15,487                                    15,487
Distributions payable to common and preferred shareholders                       27,498                                    27,498
Accounts payable, accrued expenses and other liabilities                         14,376                                    14,376
                                                                       -----------------    ------------------    ----------------
      Total liabilities                                                       1,492,470                55,580           1,548,050

Minority interest of unitholders in operating partnership                        37,515                15,100 (3)          52,615

Shareholders' equity:
      Preferred stock, no par value; $25 liquidation preference,
        25,000,000 shares authorized;
          4,200,000 shares 9.25% Series A Cumulative Redeemable                 105,000                                   105,000
          6,000,000 shares 8.60% Series B Cumulative Redeemable                 150,000                                   150,000
      Common stock, $1 par value; 150,000,000 shares authorized
          100,700,952 shares issued and outstanding                             100,701                    40 (3)         100,741
      Additional paid-in capital                                              1,054,592                   553 (3)       1,055,145
      Notes receivable from officer-shareholders                                 (8,776)                                   (8,776)
      Distributions in excess of net income                                    (196,198)                                 (196,198)
                                                                       -----------------    ------------------    ----------------
      Total shareholders' equity                                              1,205,319                   593           1,205,912
                                                                       =================    ==================    ================
      Total liabilities and shareholders' equity                       $      2,735,304     $          71,273     $     2,806,577
                                                                       =================    ==================    ================





                       UNITED DOMINION REALTY TRUST, INC.
                 NOTES TO CONSOLIDATED PRO FORMA BALANCE SHEET
                                 MARCH 31, 1998
                                  (UNAUDITED)

Basis of Presentation

The accompanying unaudited consolidated pro forma balance sheets give pro forma effect to the acquisition by the Company of a portfolio of eight apartment communities consisting of Audubon Apartments, Carmel Apartments, Cimarron City
Apartments, Grand Cypress Apartments. Kenton Place Apartments, Peppermill
Apartments, The Crest Apartments and Village of Thousand Oaks Apartments
(collectively the San Antonio Portfolio), on April 16, 1998 for an aggregate purchase price of $71.3 million, including closing costs, as if the transaction had occurred on March 31, 1998. The portfolio acquisition was funded with additional borrowings under bank lines of credit of approximately $12.0 million, the assumption of eight mortgage notes payable aggregating $43.6 million and the issuance of Operating Partnership Units and Common Stock with an aggregate value of $15.7 million.

(1)      Represents the Company's Historical Balance Sheet contained in its
         Quarterly Report on Form 10-Q for the three month period ended March
         31, 1998.

(2) Represents the acquisition by the Company of the San Antonio Portfolio on April 16, 1998 for an aggregate purchase price of approximately
         $71.3 million, including closing costs.

(3) Represents the financing of the San Antonio Portfolio which consists of the following: (i) bank line borrowings by the Company of $12.0 million at a weighted average interest rate of 6.11% (represents the Company's weighted average market interest rate for short-term bank borrowings at the time of the portfolio acquisition), (ii) the assumption of eight mortgage notes payable aggregating $43.6 million bearing a weighted average interest of 8.44%, (iii) the issuance of 1,023,732 Operating
         Partnership Units at a value of $14.75 per Unit for an aggregate value of $15.1 million and (iv) the issuance of 40,201 shares of common stock at a value of $14.75 per share for an aggregate value of $.6 million.


                       UNITED DOMINION REALTY TRUST, INC.
                  PRO FORMA COMBINED STATEMENTS OF OPERATIONS
                    FOR THE THREE MONTHS ENDED MARCH 31, 1998
                     (IN THOUSANDS, EXCEPT PER SHARE DATA)
                                   (UNAUDITED)


                                                                                United Dominion             ASR
                                                                                 Historical (1)         Historical (13)
                                                                              ---------------------    -------------------

    Income
         Rental income                                                        $            104,249     $           11,730
         Interest and non-property income                                                    1,012                    252
                                                                              ---------------------    -------------------
                                                                                           105,261                 11,982

    Expenses
        Rental  expenses:
            Utilities                                                                        5,805                    744
            Repairs and maintenance                                                         12,354                  1,043
            Real estate taxes                                                                9,052                  1,177
            Property management                                                              3,330                    368
            Other rental expenses                                                           10,480                  1,890
        Depreciation of real estate owned                                                   20,928                  2,613
        Interest                                                                            22,825                  3,452
        General and administrative                                                           2,163                  1,273
        Other depreciation and amortization                                                    746                    189
                                                                              ---------------------    -------------------
                                                                                            87,683                 12,749
                                                                              ---------------------    -------------------

    Income before gains on sales of investments and
        minority interest of unitholders in operating partnership                           17,578                   (767)
    Gains/(losses) on sales of investments                                                    (260)
    Minority interest of unitholders in operating partnership                                 (135)                  (363)

    Extraordinary items                                                                                            (7,053)
                                                                              ---------------------    -------------------

    Net income                                                                              17,183                 (8,183)

    Dividends to preferred shareholders                                                     (5,650)
                                                                              ---------------------    -------------------

    Net income available to common shareholders                               $             11,533     $           (8,183)
                                                                              =====================    ===================



    Basic earnings per common share                                           $               0.13
                                                                              =====================
    Diluted earnings per common share                                         $               0.13
                                                                              =====================

    Distributions declared per common share                                   $             0.2625
                                                                              =====================


    Weighted average number of common shares outstanding-basic                              90,867

    Weighted average number of common shares outstanding-diluted                            92,115


                                                                                                    United Dominion
                                                                         Pro Forma                     Pro Forma
                                                                           Merger                       Combined
                                                                        Adjustments                    with (ASR)
                                                                     -------------------          ---------------------

    Income
         Rental income                                               $                            $            115,979
         Interest and non-property income                                                                        1,264
                                                                     -------------------          ---------------------
                                                                                                               117,243

    Expenses
        Rental  expenses:
            Utilities                                                                                            6,549
            Repairs and maintenance                                                                             13,397
            Real estate taxes                                                                                   10,229
            Property management                                                    (114)  (16)                   3,584
            Other rental expenses                                                                               12,370
        Depreciation of real estate owned                                          (253)  (17)                  23,288
        Interest                                                                   (474)  (18)                  25,803
        General and administrative                                                 (993)  (19)                   2,443
        Other depreciation and amortization                                         (18)  (20)                     917
                                                                     -------------------          ---------------------
                                                                                 (1,852)                        98,580
                                                                     -------------------          ---------------------

    Income before gains on sales of investments and
        minority interest of unitholders in operating partnership                 1,852                         18,663
    Gains/(losses) on sales of investments                                                                        (260)
    Minority interest of unitholders in operating partnership                                                     (498)

    Extraordinary items                                                           7,053   (21)
                                                                     -------------------          ---------------------

    Net income                                                                    8,905                         17,905

    Dividends to preferred shareholders                                                                         (5,650)
                                                                     -------------------          ---------------------

    Net income available to common shareholders                      $            8,905           $             12,255
                                                                     ===================          =====================



    Basic earnings per common share                                                               $               0.12
                                                                                                  =====================
    Diluted earnings per common share                                                             $               0.12
                                                                                                  =====================

    Distributions declared per common share                                                       $             0.2625
                                                                                                  =====================


    Weighted average number of common shares outstanding-basic                    7,743   (22)                  98,610

    Weighted average number of common shares outstanding-diluted                  9,272   (22)                 101,387



                                                                       Acquisition of                Acquisition of
                                                                        Dogwood Creek             Tennessee Properties
                                                                         Apartments &               & Dogwood Creek
                                                                         San Antonio                   Apartments
                                                                        Portfolio (23)              Adjustments (24)
                                                                     ---------------------     ---------------------------

    Income
         Rental income                                               $              3,150      $                      207
         Interest and non-property income
                                                                     ---------------------     ---------------------------
                                                                                    3,150                             207

    Expenses
        Rental  expenses:
            Utilities                                                                 161                               6
            Repairs and maintenance                                                   368                              18
            Real estate taxes                                                         371                              14
            Property management                                                       126                              10
            Other rental expenses                                                     504                              20
        Depreciation of real estate owned
        Interest
        General and administrative
        Other depreciation and amortization
                                                                     ---------------------     ---------------------------
                                                                                    1,530                              68
                                                                     ---------------------     ---------------------------

    Income before gains on sales of investments and
        minority interest of unitholders in operating partnership                   1,620                             139
    Gains/(losses) on sales of investments
    Minority interest of unitholders in operating partnership

    Extraordinary items
                                                                     ---------------------     ---------------------------

    Net income                                                                      1,620                             139

    Dividends to preferred shareholders
                                                                     ---------------------     ---------------------------

    Net income available to common shareholders                      $              1,620      $                      139
                                                                     =====================     ===========================



    Basic earnings per common share

    Diluted earnings per common share


    Distributions declared per common share



    Weighted average number of common shares outstanding-basic

    Weighted average number of common shares outstanding-diluted

                                                                             Acquisition of
                                                                          Tennessee Properties,
                                                                         Dogwood Creek Apartments
                                                                         & San Antonio Portfolio               United Dominion
                                                                          Pro Forma Adjustments                   Pro Forma
                                                                     ---------------------------------      -----------------------

    Income
         Rental income                                               $                                      $              119,336
         Interest and non-property income                                                                                    1,264
                                                                     ---------------------------------      -----------------------
                                                                                                                           120,600

    Expenses
        Rental  expenses:
            Utilities                                                                                                        6,716
            Repairs and maintenance                                                                                         13,783
            Real estate taxes                                                                                               10,614
            Property management                                                                   (26)  (25)                 3,694
            Other rental expenses                                                                                           12,894
        Depreciation of real estate owned                                                         613   (26)                23,901
        Interest                                                                                1,290   (27)                27,093
        General and administrative                                                                                           2,443
        Other depreciation and amortization                                                                                    917
                                                                     ---------------------------------      -----------------------
                                                                                                1,877                      102,055
                                                                     ---------------------------------      -----------------------

    Income before gains on sales of investments and
        minority interest of unitholders in operating partnership                              (1,877)                      18,545
    Gains/(losses) on sales of investments                                                                                    (260)
    Minority interest of unitholders in operating partnership                                    (133)  (28)                  (631)

    Extraordinary items
                                                                     ---------------------------------      -----------------------

    Net income                                                                                 (2,010)                      17,654

    Dividends to preferred shareholders                                                                                     (5,650)
                                                                     ---------------------------------      -----------------------

    Net income available to common shareholders                      $                         (2,010)      $               12,004
                                                                     =================================      =======================



    Basic earnings per common share                                                                         $                 0.12
                                                                                                            =======================
    Diluted earnings per common share                                                                       $                 0.12
                                                                                                            =======================

    Distributions declared per common share                                                                 $               0.2625
                                                                                                            =======================


    Weighted average number of common shares outstanding-basic                                     40   (29)                98,650

    Weighted average number of common shares outstanding-diluted                                1,076   (29)               102,463




                       UNITED DOMINION REALTY TRUST, INC.
                  PRO FORMA COMBINED STATEMENTS OF OPERATIONS
                  FOR THE TWELVE MONTHS ENDED DECEMBER 31, 1997
                     (IN THOUSANDS, EXCEPT PER SHARE DATA)
                                   (UNAUDITED)


                                                                                         Acquisition of
                                                                                        Option Properties,
                                                                                         Texas Portfolio       Acquisition of
                                                                                           and Florida         Texas Portfolio
                                                                Historical (1)            Portfolio (2)        Adjustments (3)
                                                                -----------------    ---------------------    ----------------
Revenues
     Rental income                                              $        386,672     $           6,690                 473
     Interest and other non-property income                                1,123
                                                                -----------------    ---------------------    ----------------
                                                                         387,795                 6,690                 473

Expenses
    Rental  expenses:
        Utilities                                                         24,861                   454                  36
        Repairs and maintenance                                           54,607                   865                  53
        Real estate taxes                                                 30,961                   619                  55
        Property management                                               12,203                   310                  18
        Other rental expenses                                             41,099                   821                  48
    Real estate depreciation                                              76,688
    Interest                                                              79,004
    General and administrative                                             7,075
    Acquisition related expenses
    Other depreciation and amortization                                    2,084
    Impairment loss on real estate held for disposition                    1,400
                                                                -----------------    ---------------------    ----------------
                                                                         329,982                 3,069                 210

Income from gains on sales of mortgage assets

Income before gains (losses) on sales of investments and
    minority interest of unitholders in operating partnership             57,813                 3,621                 263
Gains on sales of investments                                             12,664
Minority interest of unitholders in operating partnership                   (278)
                                                                -----------------    ---------------------    ----------------

Income before extraordinary item                                          70,199                 3,621                 263

Extraordinary items-early extinguishment of debt                             (50)
                                                                -----------------    ---------------------    ----------------

Net income                                                                70,149                 3,621                 263

Dividends to preferred shareholders                                      (17,345)
                                                                -----------------    ---------------------    ----------------

Net income available to common shareholders                     $         52,804     $           3,621        $        263
                                                                =================    =====================    ================



Basic earnings per common share                                 $           0.61
                                                                =================
Diluted earnings per common share                               $           0.60
                                                                =================


Dividends declared per common share                             $           1.01
                                                                =================

Weighted average number of common shares-basic                            87,145

Weighted average number of common shares -diluted                         87,339



                                                                 Option Properties,
                                                                   Texas Portfolio             Acquisition
                                                                     and Florida               of Houston
                                                                      Portfolio               Portfolio and
                                                                      Pro Forma               Waterside at
                                                                     Adjustments             Ironbridge (7)
                                                                ----------------------      ------------------
Revenues
     Rental income                                              $                           $           8,773
     Interest and other non-property income
                                                                ----------------------      ------------------
                                                                                                        8,773

Expenses
    Rental  expenses:
        Utilities                                                                                         609
        Repairs and maintenance                                                                         1,418
        Real estate taxes                                                                                 929
        Property management                                                       (92)   (4)              361
        Other rental expenses                                                                           1,133
    Real estate depreciation                                                    1,059    (5)
    Interest                                                                    2,801    (6)
    General and administrative
    Acquisition related expenses
    Other depreciation and amortization
    Impairment loss on real estate held for disposition
                                                                ----------------------      ------------------
                                                                                3,768                   4,450

Income from gains on sales of mortgage assets

Income before gains (losses) on sales of investments and
    minority interest of unitholders in operating partnership                  (3,768)                  4,323
Gains on sales of investments
Minority interest of unitholders in operating partnership
                                                                ----------------------      ------------------

Income before extraordinary item                                               (3,768)                  4,323

Extraordinary items-early extinguishment of debt
                                                                ----------------------      ------------------

Net income                                                                     (3,768)                  4,323

Dividends to preferred shareholders
                                                                ----------------------      ------------------

Net income available to common shareholders                     $              (3,768)      $           4,323
                                                                ======================      ==================



Basic earnings per common share

Diluted earnings per common share



Dividends declared per common share


Weighted average number of common shares-basic

Weighted average number of common shares -diluted



                                                                   Acquisition of
                                                                 Houston Portfolio
                                                                  and Waterside at
                                                                     Ironbridge               Pro Forma
                                                                   Adjustments (8)           Adjustments
                                                                ----------------------    ------------------
Revenues
     Rental income                                              $               1,127     $
     Interest and other non-property income
                                                                ----------------------    ------------------
                                                                                1,127                     0

Expenses
    Rental  expenses:
        Utilities                                                                  76
        Repairs and maintenance                                                   183
        Real estate taxes                                                         118
        Property management                                                        46                  (103)  (9)
        Other rental expenses                                                     143
    Real estate depreciation                                                                          1,437   (10)
    Interest                                                                                          3,304   (11)
    General and administrative
    Acquisition related expenses
    Other depreciation and amortization
    Impairment loss on real estate held for disposition
                                                                ----------------------    ------------------
                                                                                  566                 4,638

Income from gains on sales of mortgage assets

Income before gains (losses) on sales of investments and
    minority interest of unitholders in operating partnership                     561                (4,638)
Gains on sales of investments
Minority interest of unitholders in operating partnership                                              (331)  (12)
                                                                ----------------------    ------------------

Income before extraordinary item                                                  561                (4,969)

Extraordinary items-early extinguishment of debt
                                                                ----------------------    ------------------

Net income                                                                        561                (4,969)

Dividends to preferred shareholders
                                                                ----------------------    ------------------

Net income available to common shareholders                     $                 561     $          (4,969)
                                                                ======================    ==================



Basic earnings per common share

Diluted earnings per common share



Dividends declared per common share


Weighted average number of common shares-basic

Weighted average number of common shares -diluted





                                                                    Pro Forma
                                                                   Before 1998             ASR                ASR Pro Forma
                                                                  Acquisitions       Historical (13)         Adjustments (14)
                                                                ------------------   -----------------    -----------------------
Revenues
     Rental income                                              $         403,735    $         33,034     $               13,640
     Interest and other non-property income                                 1,123                 732                       (162)
                                                                ------------------   -----------------    -----------------------
                                                                          404,858              33,766                     13,478

Expenses
    Rental  expenses:
        Utilities                                                          26,036               2,351                      1,061
        Repairs and maintenance                                            57,126               3,126                      1,782
        Real estate taxes                                                  32,682               2,972                      1,520
        Property management                                                12,743               1,320                        240
        Other rental expenses                                              43,244               5,308                      1,498
    Real estate depreciation                                               79,184               6,335                      3,299
    Interest                                                               85,109               9,642                      3,847
    General and administrative                                              7,075               3,114                        (55)
    Acquisition related expenses                                                                6,684
    Other depreciation and amortization                                     2,084                 412                         24
    Impairment loss on real estate held for disposition                     1,400
                                                                ------------------   -----------------    -----------------------
                                                                          346,683              41,264                     13,216

Income from gains on sales of mortgage assets                                                  17,213                         52

Income before gains (losses) on sales of investments and
    minority interest of unitholders in operating partnership              58,175               9,715                        314
Gains on sales of investments                                              12,664                 474
Minority interest of unitholders in operating partnership                    (609)               (355)
                                                                ------------------   -----------------    -----------------------

Income before extraordinary item                                           70,230               9,834                        314

Extraordinary items-early extinguishment of debt                              (50)
                                                                ------------------   -----------------    -----------------------

Net income                                                                 70,180               9,834                        314

Dividends to preferred shareholders                                       (17,345)
                                                                ------------------   -----------------    -----------------------

Net income available to common shareholders                     $          52,835    $          9,834     $                  314
                                                                ==================   =================    =======================



Basic earnings per common share

Diluted earnings per common share



Dividends declared per common share


Weighted average number of common shares-basic

Weighted average number of common shares -diluted





                                                                                               Pro Forma
                                                                     Disposition of              Merger
                                                                  Mortgage Assets (15)        Adjustments
                                                                -------------------------   -----------------
Revenues
     Rental income                                              $                           $
     Interest and other non-property income
                                                                -------------------------   -----------------


Expenses
    Rental  expenses:
        Utilities
        Repairs and maintenance
        Real estate taxes
        Property management                                                                             (486)  (16)
        Other rental expenses
    Real estate depreciation                                                                            (194)  (17)
    Interest                                                                                          (1,624)  (18)
    General and administrative                                                                        (2,432)  (19)
    Acquisition related expenses
    Other depreciation and amortization                                                                  (24)  (20)
    Impairment loss on real estate held for disposition
                                                                -------------------------   -----------------
                                                                                                      (4,760)

Income from gains on sales of mortgage assets                                    (17,265)

Income before gains (losses) on sales of investments and
    minority interest of unitholders in operating partnership                    (17,265)              4,760
Gains on sales of investments
Minority interest of unitholders in operating partnership
                                                                -------------------------   -----------------

Income before extraordinary item                                                 (17,265)              4,760

Extraordinary items-early extinguishment of debt
                                                                -------------------------   -----------------

Net income                                                                       (17,265)              4,760

Dividends to preferred shareholders
                                                                -------------------------   -----------------

Net income available to common shareholders                     $                (17,265)   $          4,760
                                                                =========================   =================



Basic earnings per common share

Diluted earnings per common share



Dividends declared per common share                                                                    7,859   (22)

                                                                                                       9,389   (22)
Weighted average number of common shares-basic

Weighted average number of common shares -diluted

                                                                                                     Acquisition of
                                                                                                   Tennessee Portfolio,
                                                                     United Dominion                  Dogwood Creek
                                                                      1998 Pro Forma                 and San Antonio
                                                                  ASR acquisition only                Portfolio (23)
                                                                --------------------------       -------------------------
Revenues
     Rental income                                              $                 450,409        $                 21,123
     Interest and other non-property income                                         1,693
                                                                --------------------------       -------------------------
                                                                                  452,102                          21,123

Expenses
    Rental  expenses:
        Utilities                                                                  29,448                             845
        Repairs and maintenance                                                    62,034                           2,411
        Real estate taxes                                                          37,174                           1,862
        Property management                                                        13,817                             928
        Other rental expenses                                                      50,050                           2,821
    Real estate depreciation                                                       88,624
    Interest                                                                       96,974
    General and administrative                                                      7,702
    Acquisition related expenses                                                    6,684
    Other depreciation and amortization                                             2,496
    Impairment loss on real estate held for disposition                             1,400
                                                                --------------------------       -------------------------
                                                                                  396,403                           8,867

Income from gains on sales of mortgage assets

Income before gains (losses) on sales of investments and
    minority interest of unitholders in operating partnership                      55,699                          12,256
Gains on sales of investments                                                      13,138
Minority interest of unitholders in operating partnership                            (964)
                                                                --------------------------       -------------------------

Income before extraordinary item                                                   67,873                          12,256

Extraordinary items-early extinguishment of debt                                      (50)
                                                                --------------------------       -------------------------

Net income                                                                         67,823                          12,256

Dividends to preferred shareholders                                               (17,345)
                                                                --------------------------       -------------------------

Net income available to common shareholders                     $                  50,478        $                 12,256
                                                                ==========================       =========================



Basic earnings per common share                                 $                     0.53
                                                                ==========================
Diluted earnings per common share                               $                     0.52
                                                                ==========================


Dividends declared per common share                             $                     1.01
                                                                ==========================

Weighted average number of common shares-basic                                     95,004

Weighted average number of common shares -diluted                                  96,728





                                                                   Tennessee Properties,
                                                                      Dogwood Creek &
                                                                   San Antonio Portfolio              United Dominion
                                                                         Pro Forma                       Pro Forma
                                                                        Adjustments                       Combined
                                                                ----------------------------        ---------------------
Revenues
     Rental income                                              $                                   $            471,532
     Interest and other non-property income                                                                        1,693
                                                                ----------------------------        ---------------------
                                                                                                                 473,225

Expenses
    Rental  expenses:
        Utilities                                                                                                 30,293
        Repairs and maintenance                                                                                   64,445
        Real estate taxes                                                                                         39,036
        Property management                                                            (239)    (25)              14,506
        Other rental expenses                                                                                     52,871
    Real estate depreciation                                                          4,042     (26)              92,666
    Interest                                                                          8,812     (27)             105,786
    General and administrative                                                                                     7,702
    Acquisition realted expenses                                                                                   6,684
    Other depreciation and amortization                                                                            2,496
    Impairment loss on real estate held for disposition                                                            1,400
                                                                ----------------------------        ---------------------
                                                                                     12,615                      417,885

Income from gains on sales of mortgage assets

Income before gains (losses) on sales of investments and
    minority interest of unitholders in operating partnership                       (12,615)                      55,340
Gains on sales of investments                                                                                     13,138
Minority interest of unitholders in operating partnership                              (991)    (28)              (1,955)
                                                                ----------------------------        ---------------------

Income before extraordinary item                                                    (13,606)                      66,523

Extraordinary items-early extinguishment of debt                                                                     (50)
                                                                ----------------------------        ---------------------

Net income                                                                          (13,606)                      66,473

Dividends to preferred shareholders                                                                              (17,345)
                                                                ----------------------------        ---------------------

Net income available to common shareholders                     $                   (13,606)        $             49,128
                                                                ============================        =====================



Basic earnings per common share                                                                     $                0.52
                                                                                                    =====================
Diluted earnings per common share                                                                   $                0.50
                                                                                                    =====================


Dividends declared per common share                                                                 $                1.01
                                                                                                    =====================

Weighted average number of common shares-basic                                           40     (29)              95,044

Weighted average number of common shares -diluted                                     1,154     (29)              97,882


                       UNITED DOMINION REALTY TRUST, INC.
        NOTES TO CONSOLIDATED PRO FORMA COMBINED STATEMENTS OF OPERATIONS
                 FOR THE THREE MONTHS ENDED MARCH 31, 1998 AND
                    THE TWELVE MONTHS ENDED DECEMBER 31, 1997
                     (In thousands, except per share data)
                                   (UNAUDITED)



Basis of Presentation

The unaudited consolidated pro forma combined statements of operations on this Form 8-K/A reflect the historical results of United Dominion adjusted to reflect the operations of: (i) 39 apartment communities with 7,550 apartment homes owned by ASR that were merged with and into a wholly-owned subsidiary of the United Dominion, in a statutory merger on March 27, 1998, (as previously reported on Form 8-K dated March 27, 1998 and subsequently amended on Form 8-K/A No.1 dated March 27, 1998 which was filed with the Securities and Exchange Commission on June 12, 1998), (ii) a portfolio of three apartment communities (collectively the Tennessee Portfolio) acquired on January 9, 1998 which consists of The Trails at Kirby Parkway Apartments and The Trails at Mount Moriah Apartments (which run as one community under the name The Trails), and Cinnamon Trails Apartments (as previously reported on Form 8-K dated June 9, 1998 which was filed with the Securities and Exchange Commission on June 24, 1998), (iii) Dogwood Creek Apartments acquired on February 6, 1998 (as previously reported on Form 8-K dated June 9, 1998 which was filed with the Securities and Exchange Commission on June 24, 1998), (iv) a portfolio of eight apartment communities (collectively the San Antonio Portfolio) acquired on April 16, 1998 which consists of Audubon Apartments, Carmel Apartments, Cimarron Apartments, Grand Cypress Apartments, Kenton Place Apartments, Peppermill Apartments, The Crest Apartments and Villages of Thousand Oaks Apartments (as previously reported on Form 8-K dated June 9, 1998 which was filed with the Securities and Exchange Commission on June 24, 1998), (v) Crosswinds Apartments (formerly Tradewinds Apartments), Stoney Pointe Apartments (formerly Stoneybrooke Apartments) and Dominion Trinity Place Apartments, (formerly Trinity Place Apartments) acquired on February 28, 1997, (collectively the "Option Properties) (as previously reported on Form 8-K dated July 1, 1997 and subsequently amended on Form 8-K/A No. 1 dated July 1, 1997 which was filed with the Securities and Exchange Commission on September 15, 1997), (vi) Anderson Mill Oaks Apartments acquired on March 25, 1997, Oak Ridge Apartments (formerly Post Oak Ridge Apartments) acquired on March 27, 1997, Green Oaks Apartments (formerly Pineloch Apartments) and Skyhawk Apartments (formerly Seahawk Apartments) acquired on May 8, 1997, (collectively the "Texas Portfolio") (as previously reported on Form 8-K dated July 1, 1997 and subsequently amended on Form 8-K/A No. 1 dated July 1, 1997 which was filed with the Securities and Exchange Commission on September 15,
1997), (vii) a portfolio of five apartment communities containing 934 apartment homes acquired on July 1, 1997 (the "Florida Portfolio") which consist of Lakeside Apartments, Mallards of Brandywine Apartments, Lotus Landing Apartments , Orange Oaks Apartments and Forest Creek Apartments, (as previously reported on Form 8-K dated July 1, 1997 and subsequently amended on Form 8-K/A No. 1 dated July 1, 1997 which was filed with the Securities and Exchange Commission on September 15, 1997), (viii) a portfolio of four apartment communities (collectively the "Houston Portfolio") which consist of Greenhouse Patio Apartments (formerly Pecan Grove Apartments) and Braesridge Apartments acquired on September 26, 1997, Bammelwood Apartments acquired on October 30, 1997 and Camino Village Apartments acquired on November 20, 1997, (as previously reported on Form 8-K dated October 21, 1997 and subsequently amended on Form 8-K/A No. 1 dated October 21, 1997 which was filed with the Securities and Exchange Commission on December 31, 1997) and (ix) Waterside at Ironbridge Apartments acquired on September 29, 1997, (as previously reported on Form 8-K dated October 21, 1997 and subsequently amended on Form 8-K/A No. 1 dated October 21, 1997 which was filed with the Securities and Exchange Commission on December 31,
1997). The above referenced acquisitions are shown as if they had occurred on January 1, 1997.

The unaudited consolidated pro forma combined statements of operations assume the Merger with ASR occurred on January 1, 1997. The Merger was accounted for as a purchase in accordance with Accounting Principles Board No. 16. Assets and liabilities acquired were recorded at their fair values at March 27, 1998 and the results of operations are included from the date of acquisition. In connection with the Merger, the Company issued 7,742,839 million shares of the Company's common stock at $14 per share for all of the outstanding common stock of ASR for an aggregate equity value of $108.4 million plus the issuance of 1,529,990 Units in the ASR Operating Partnership valued at $21.4 million. The Company acquired real estate assets of $313.7 million plus other operating assets of $8.8 million, respectively. In addition, the Company assumed mortgage debt totaling $179.4 million, at fair value and other liabilities of $13.6 million.

The unaudited consolidated pro forma combined statements of operations on this Form 8-K/A assume the 1998 acquisitions of 12 communities containing 3,462 apartment homes for an aggregate purchase price of approximately $144.0 million, including closing costs as referenced in sections (ii) through (iv) of the above paragraphs. These acquisitions are assumed to have been purchased with bank line borrowings aggregating $44.8 million with a weighted average interest rate of 6.22%, the assumption of eleven mortgage notes payable aggregating $81.6 million with a weighted average interest rate of 8.12% and the issuance of 1,154,148 Operating Partnership Units and 40,201 shares of common stock at $14.75 per unit/share for an aggregate value of $17.6 million. These acquisitions are shown as if the acquisitions occurred on January 1, 1997.

In addition, the unaudited consolidated pro forma combined statements of operations on this Form 8-K/A assume the 1997 acquisition of 17 communities containing 5,394 apartment homes for an aggregate purchase price of approximately $218.5 million, including closing costs as referenced in sections
(v) through (ix) of the above paragraphs. These acquisitions are assumed to have been purchased with bank line borrowings aggregating $145.9 million with a weighted average interest rate of 6.24%, the assumption of seven mortgage notes payable aggregating $60.1 million with a weighted average interest rate of 8.43% and the issuance of 849,498 Operating Partnership Units at $14.75 per Unit for an aggregate value of $12.5 million. These acquisitions are shown as if the acquisitions occurred on January 1, 1997.

The unaudited consolidated pro forma statements of operations are not necessarily indicative of what United Dominion's results would have been for the twelve months ended December 31, 1997 and the three months ended March 31, 1998 if the acquisitions had been consummated at the beginning of each period presented, nor do they purport to be indicative of the results of operations or financial position of United Dominion in future periods.

(1) Represents United Dominion's Historical Statements of Operations contained in its Quarterly Report on Form 10-Q for the three months ended March 31, 1998 as filed with the Securities and Exchange Commission on May 15, 1998 and its Annual Report on Form 10-K for the twelve months ended December 31, 1997 as filed with the Securities and Exchange Commission on March 31, 1998.

(2) Represents the actual results of operations of the Option Properties, the Texas Portfolio and the Florida Portfolio as previously reported in the unaudited combined results of operations as appearing on Form 8-K/A No. 1 dated July 1, 1997 filed with the Securities and Exchange Commission on September 15, 1997.

(3) Represents the operations of Oak Ridge Apartments (for the 26 day period from March 1, 1997 to March 26, 1997) and Anderson Mill Oaks Apartments (for the 24 day period from March 1, 1997 to March 24,
         1997), which represents the period the properties were not owned by United Dominion during 1997 (based on the operating statements of the properties for the stub period January 1, 1997 to February 28, 1997). Represents operations of Pineloch Apartments and Seahawk Apartments, (for the 7 day period from May 1, 1997 to May 7, 1997), which represents the period the properties were not owned by United Dominion during 1997 (based on the operating statements of the properties for the stub period January 1, 1997 to April 30, 1997).

(4) Reflects the net reduction in property management fees for the Option Properties, Texas Properties and Florida Portfolio. United Dominion internally managed its apartment portfolio at an assumed cost of approximately 3.4% of rental income (based on 1997 actual information) at the time of the filing of the Form 8-K/A dated July 1, 1997 filed with the Securities and Exchange Commission on September 15, 1997. United Dominion used 96% of the amount reported as rental income in calculating the property management fee, as approximately 4% (based on 1997 actual information) of the amount reported as rental income is assumed to be other income which is not subject to management fee.

(5) Reflects the net adjustments to record depreciation expense for the Option Properties, Texas Portfolio and Florida Portfolio as if the transactions had occurred on January 1, 1997. Depreciation is computed on a straight-line basis over the useful lives of the related assets based upon the actual purchase price allocations of the properties. Buildings have been depreciated over 35 years and other assets over 5, 10 or 20 years depending on the useful life of the related asset. United Dominion's policy is to record a full month of depreciation in the month of acquisition. The weighted average life of other improvements is approximately 7.67 years based upon the initial cost of the properties of $151.1 million. The allocation and useful lives are as follows (in thousands of dollars):

                                                                            Twelve Month
                                                           Useful Life      Depreciation
                                    Purchase Price           In Years   Expense Adjustments *
                                    --------------           --------   ---------------------
         Buildings                  $   118,714                 35             $   814
         Other Improvements               7,822                7.67                245
         Land                            24,612                 n/a                 --
                                    -----------                                -------

         Total                      $   151,148                                $ 1,059
                                    ===========                                =======

         * Includes a pro forma adjustment for 2.88 months (1 month for the Option Properties, 2 months for Anderson Mill Oaks and Oak
                  Ridge Apartments, 4 months for Pineloch Apartments and Seahawk
                  Apartments, and 6 months for the Florida Portfolio) out of 12 months.

(6)      Reflects the additional interest expense associated with the acquisition of the Option Properties, Texas Portfolio and Florida
         Portfolio which consists of the following: (i) variable-rate bank debt aggregating approximately $129.1 million used to fund the acquisitions at assumed interest rates equal to market rates in effect at the time of each acquisition with a weighted average interest rate of 6.26% and
         (ii) the assumption of approximately $22.0 million of fixed-rate mortgage debt with a weighted average interest rate of 8.39% as outlined below (in thousands of dollars):
                                                                                   Twelve Month
                                                                Weighted Average Interest Expense
         Acquisition       Type of Debt          Amount          Interest  Rate     Adjustment
         ----------------  ------------     ----------------- ------------------   ------------
         Option Properties Bank Lines       $    36,774               6.058%       $     360 **
         Option Properties Secured Debt          22,063               8.389%             299 **
         Texas Portfolio   Bank Lines            56,311               6.291%             998 ***
         Florida Portfolio Bank Lines            36,000               6.410%           1,144 ****
                                            -----------                            ---------
                                            $   151,148                            $   2,801
                                            ===========                            =========

**       Includes a pro forma adjustment for 59 out of 365 days.
***      Includes a pro forma adjustment for 103 out of 365 days.
****     Includes a pro forma adjustment for 181 out of 365 days.

(7) Represents the actual results of operations of the Houston Portfolio and Waterside at Ironbridge Apartments as previously reported in the unaudited combined results of operations as appearing on Form 8-K/A No.
         1 dated October 21, 1997 filed with the Securities and Exchange
         Commission on December 31, 1997.

(8)      Represents the operations of Greenhouse Patio Apartments and Braesridge
         Apartments (for the 26 day period from September 1, 1997 to September
         26, 1997) and Waterside at Ironbridge Apartments (for the 29 day period from September 1, 1997 to September 29, 1997), which represents the period the properties were not owned by United Dominion during 1997
         (based on the operating statements of the properties for the stub period January 1, 1997 to August 31, 1997 which consists of 243 days).
         In addition, this represents the operations of Bammelwood Apartments
         (for the 30 day period from October 1, 1997 to October 30, 1997) and
         Camino Village Apartments (for the 50 day period from October 1, 1997 to November 20, 1997 ) which represents the period the properties were not owned by United Dominion during 1997. The unaudited combined statements of rental operations for these properties was for the stub period from January 1, 1997 to September 30, 1997.

(9)      Reflects the net reduction in property management fees for the Houston
         Properties and Waterside at Ironbridge Apartments. United Dominion internally managed its apartment portfolio at an assumed cost of approximately 3.2% of rental income (based on 1997 actual information).
         The Company used 96% of the amount reported as rental income in calculating the property management fee, as approximately 4% (based on 1997 actual information) of the amount reported as rental income is assumed to be other income which is not subject to management fee.

(10)     Reflects the net adjustments to record depreciation expense for the
         Houston Properties and Waterside at Ironbridge Apartments, as if the
         transactions had occurred on January 1, 1997. Depreciation is computed on a straight-line basis over the useful lives of the related assets based upon the actual purchase price allocations of the properties.
         Buildings have been depreciated over 35 years and other assets over 5,
         10 or 20 years depending on the useful life of the related asset.
         United Dominion's policy is to record a full month of depreciation in the month of acquisition. The weighted average life of other improvements is approximately 7.72 years based upon the initial cost of the properties of $67.4 million. The allocation and useful lives are as follows (in thousands of dollars):
                                                                           Twelve Month
                                                           Useful Life     Depreciation
                                    Purchase Price           In Years   Expense Adjustments *
                                    --------------           --------   ---------------------

         Buildings                  $     50,828                35              $  1,027
         Other Improvements                4,415               7.72                  410
         Land                             12,120               n/a                    --
                                    -------------                               --------
         Total                      $     67,363                                $  1,437
                                    ============                                ========

* Includes a pro forma adjustment for approximately 8.48 months (8 months for Greenhouse Patio Apartments, Braesridge Apartments and Waterside at
         Ironbridge Apartments and 10 months for Camino Village Apartments and 9 months for Bammelwood Apartments) out of 12 months.

(11)     Reflects the additional interest expense associated with the acquisition of the Houston Portfolio and Waterside at Ironbridge
         Apartments which consists of the following: (i) variable-rate bank debt aggregating approximately $16.8 million used to fund the acquisitions at assumed interest rates equal to market rates in effect at the time of each acquisition with a weighted average interest rate of 6.1% and
         (ii) the assumption of approximately $38.0 million of fixed-rate mortgage debt with a weighted average interest rate of 8.43% as outlined below (in thousands of dollars):
                                                                                   Twelve Month
                                                                Weighted Average Interest Expense
         Acquisition       Type of Debt          Amount          Interest  Rate     Adjustment
         ----------------  ------------     ----------------- ------------------   ------------
         Houston Portfolio  Bank Lines       $   6,877                6.089%         $   340   **
         Houston Portfolio  Secured Debt        32,874                8.685%           2,245   **
         Waterside          Bank Lines           9,949                6.087%             451   ***
         Waterside          Secured Debt         5,133                7.000%             268   ***
                                             ---------                               -------
                                             $  54,833                               $ 3,304
                                             =========                               =======

**       Includes a pro forma adjustment for approximately 297 out of 365 days.
***      Includes a pro forma adjustment for approximately 272 out of 365 days

(12) Reflects the additional minority interest expense associated with the acquisition of the Houston Properties. In connection with the acquisition of the Houston Properties, United Dominion issued 849,498
         Operating Partnership Units at $14.75 per Unit for an aggregate value of $12.5 million. Assuming the acquisition of the Houston Properties on January 1, 1997 the minority interest ownership would have been 10.6339% for the twelve months ended December 31, 1997.

(13) Represents ASR's Historical Consolidated Statement of Operations for the twelve months ended December 31, 1997 as appearing in Form 8-K/A
         No. 1 dated March 27, 1998 filed with the Securities and Exchange
         Commission on June 12, 1998 and the actual results of operations of ASR for the period January 1,1998 through March 27, 1998. Certain reclassifications have been made to ASR's historical consolidated statements of operations to conform to United Dominion's presentation.

(14)     Represents the cumulative pro forma adjustments reported by ASR on Form
         8-K/A No. 1 dated October 27, 1997 filed with the Securities and
         Exchange Commission on January 6, 1998 to reflect the actual results of operations and the pro forma adjustments for ASR's 1997 acquisitions which included 22 communities with 4,208 apartment homes at a total cost of approximately $176.1 million.

(15) Represents the elimination of the income from the gains on sales or redemptions of mortgage assets reported by ASR during the period ended
         December 31, 1997. Beginning in 1996, ASR implemented a strategic plan to divest its mortgage assets portfolio and reinvest the net proceeds in the acquisition of apartment communities. ASR completed the sale of its remaining mortgage asset portfolio in June 1997, the net proceeds of which were primarily used to acquire apartment communities. The income from the gains on sales of mortgage assets is eliminated since these assets will not have a continuing impact on the results of operations for the combined entity.

(16)     Reflects the net estimated reduction of property management costs of
         $486 and $114 for the twelve months ended December 31, 1997 and the three months ended March 31, 1998, respectively, based upon the identified historical costs of certain items which are anticipated to be eliminated or reduced as a result of the Merger with ASR, as follows
         (in thousands of dollars):
                                                                         Twelve Months           Three Months
                                                                                Ended                  Ended
                                                                       December 31, 1997         March 31, 1998
                                                                       -----------------         --------------
                  Net reduction in salary, benefits and other
                     compensation due to the termination of ASR
                     employees prior to the Merger in
                     accordance with the Merger Agreement                   $  377                   $   75
                  Net reduction in travel and entertainment                     25                        6
                  Net reduction in professional services                        34                       15
                  Net reduction in other expenses                               50                       18
                                                                             -----                    -----
                  Pro forma adjustment                                       $ 486                    $ 114
                                                                             =====                    =====

(17) Represents the net decrease in depreciation of real estate owned as a result of recording the ASR real estate at fair value versus historical cost and using United Dominion's depreciable lives. Depreciation is computed on a straight line basis over the estimated useful lives of the related assets which have an estimated weighted average useful life of approximately 27.5 years. Buildings have been depreciated over 35 years and other assets over 5, 10 or 20 years depending on the useful life of the related asset.

         Calculation of the fair value of depreciable real estate assets at March 27, 1998 (in thousands of dollars):

                  Purchase price                                                        $   323,155
         Less:    Purchase price allocated to cash and cash equivalents                      (5,934)
                  Purchase price allocated to other assets                                   (3,521)
                  Purchase price allocated to land                                          (47,782)
                  Purchase price allocated to real estate under development                    (925)
                  Purchase price allocated to real estate held for
                    disposition                                                              (5,000)
                                                                                        -----------
                  Pro forma basis of ASR's depreciable real estate held for
                    investment at fair value                                            $   259,993
                                                                                        ===========

         Calculation of depreciation of real estate owned for the twelve months ended December 31,1997 and the three months ended March 31, 1998 (in thousands of dollars):
                                                                         Twelve Months            Three Months
                                                                              Ended                  Ended
                                                                       December 31, 1997         March 31, 1998
                                                                       -----------------         --------------
         Depreciation expense based upon an estimated weighted
             average useful life of approximately 27.5 years                $  9,440                $  2,360
         Less: ASR's pro forma depreciation of real estate owned              (9,634)**               (2,613)
                                                                           ---------                --------
         Pro forma adjustment                                               $   (194)               $   (253)
                                                                            ========                ========

               ** Represents ASR's historical depreciation expense for the twelve months ended December 31, 1997 plus the cumulative pro forma adjustments to depreciation expense reported by ASR on Form 8-K/A No. 1 dated October 27, 1997 filed with the
                  Securities and Exchange Commission on January 6, 1998 to reflect the actual results of operations and the pro forma adjustments for ASR's 1997 acquisitions.

(18)     Represents the net adjustment to interest expense for the twelve months ended December 31, 1997 and the three months ended March 31, 1998 associated with the Merger with ASR, as follows (in thousands of dollars):
                                                                         Twelve Months           Three Months
                                                                             Ended                   Ended
                                                                       December 31, 1997         March 31, 1998
                                                                       -----------------         --------------
                  To adjust amortization of ASR's deferred financing
                      costs which were eliminated in the Merger           $    (412)                 $  (171)
                  To reflect amortization of the premium required to
                      record ASR's mortgage notes payable at fair value      (1,261)                    (315)
                  To  reflect additional borrowings of $792 under United
                      Dominion's bank line borrowings at current market
                      interest rates available to United Dominion
                      of 6.14%                                                   49                       12
                                                                          ---------                  -------
                  Pro forma adjustment                                    $  (1,624)                 $  (474)
                                                                          =========                  =======

(19)     Reflects the net estimated reduction of general and administrative expenses of $2,432 and $993 for the twelve months ended December 31,
         1997 and the three months ended March 31, 1998, respectively, based upon the identified historical costs of certain items which are anticipated to be eliminated or reduced as a result of the Merger with
         ASR, as follows (in thousands of dollars):
                                                                         Twelve Months           Three Months
                                                                             Ended                   Ended
                                                                       December 31, 1997         March 31, 1998
                                                                       -----------------         --------------
                  Netreduction in salary, benefits and other
                     compensation due to the termination of ASR
                     employees prior to the ASR Merger in
                     accordance with the ASR Merger Agreement             $   1,909                  $   219
                  Net reduction in duplicative public company expenses          333                      497
                  Net reduction in professional services                         35                        7
                  Net reduction in other expenses                               155                      270
                                                                          ---------                  -------
                  Pro forma adjustment                                    $   2,432                  $   993
                                                                          =========                  =======

(20) Represents the elimination of the amortization of goodwill included in the ASR historical and pro forma financial statements which were eliminated in connection with the Merger.

(21) Represents the elimination of extraordinary items included in the ASR historical statement of operations for the period ended March 27, 1998 which relates to costs directly attributable to the Merger and are therefore non-recurring.

(22)     The pro forma weighted average shares outstanding to reflect the Merger with ASR for the twelve months ended December 31, 1997 and the three months ended March 31, 1998, respectively, are computed as follows (in thousands of dollars):
                                                                         Twelve Months           Three Months
                                                                             Ended                   Ended
                                                                       December 31, 1997         March 31, 1998
                                                                       -----------------         --------------
         ASR's pro forma weighted average common shares and
             operating partnership units outstanding                          5,961                    5,887
         Less: units in the operating partnership                              (971)                    (971)
                                                                          ---------                  -------
         ASR pro forma weighted average common shares
                  outstanding-basic                                           4,990                    4,916
         United Dominion pro forma weighted average common shares
             outstanding-basic                                               87,145                   90,867
         Increase in United Dominion's common stock at the Exchange
            Ratio of 1.575 for the ASR pro forma weighted average
            common shares outstanding**                                       7,859                    7,743
                                                                          ---------                  -------
         Pro forma combined common shares-basic                              95,004                   98,610
                                                                          =========                  =======

         ASR pro forma weighted average common shares
                  outstanding-diluted                                         9,389                    9,272
         United Dominion pro forma weighted average common shares
             outstanding-diluted                                             87,339                   92,115
                                                                          ---------                  -------
         Pro forma combined common shares-diluted                            96,728                  101,387
                                                                          =========                  =======

                  ** Weighted average pro forma adjusted ASR common shares outstanding multiplied by the Exchange Ratio.

(23) Represents the actual results of operations of the Tennessee Portfolio, Dogwood Creek Apartments and the San Antonio Portfolio as reported elsewhere herein.

(24) Represents the operations of the following 1998 acquisitions: (i) the operation of the Tennessee Portfolio (for the 8 day period from January
         1, 1998 to January 8, 1998) which represents the period the properties were not owned by United Dominion during 1998 (based on the operating statements of the properties for the year ended December 31, 1997) and
         (ii) the operations of Dogwood Creek Apartments (for the 5 day period from February 1, 1998 to February 5, 1998), which represents the period the property was not owned by United Dominion during 1998 (based on the operating statements of the properties for the stub period January 1, 1998 to January 31, 1998).

(25) Reflects the net reduction in property management fees for the Tennessee Portfolio, Dogwood Creek Apartments and the San Antonio
         Portfolio. United Dominion internally managed its apartment portfolio at an assumed cost of approximately 3.4% of rental income (based on 1998 actual information). United Dominion used 96% of the amount reported as rental income in calculating the property management fee, as approximately 4% (based on 1998 actual information) of the amount reported as rental income is assumed to be other income which is not subject to management fee.

(26)     Reflects the net adjustments to record depreciation expense for the
         Tennessee Portfolio, Dogwood Creek Apartments and the San Antonio
         Portfolio as if the transactions had occurred on January 1, 1997.
         Depreciation is computed on a straight-line basis over the useful lives of the related assets based upon the actual purchase price allocations of the properties. Buildings have been depreciated over 35 years and other assets over 5, 10 or 20 years depending on the useful life of the related asset. United Dominion's policy is to record a full month of depreciation in the month of acquisition. The weighted average life of other improvements is approximately 7.14 years based upon the initial cost of the properties of $144.0 million. The allocation and useful lives are as follows (in thousands of dollars):
                                                                           Twelve Month          Three Month
                                                       Useful Life         Depreciation         Depreciation
                                    Purchase Price       In Years       Expense Adjustment   Expense Adjustment*
                                    --------------       --------       ------------------   -------------------

         Buildings                   $   111,341             35             $  2,902**            $   437
         Other Improvements                8,138           7.14                1,140                  176
         Land                             24,553            n/a                   --                   --
                                     -----------                            --------              -------
         Total                       $   144,032                            $  4,042              $   613
                                     ===========                            ========              =======

* The three months ended March 31, 1998 includes a pro forma adjustment for 1.67 months (1 month for Dogwood Creek Apartments and 3 months for the San Antonio Portfolio) out of 12 months.

** The twelve months ended December 31, 1997 includes a pro forma adjustment for the full year for the Tennessee Properties and the San
         Antonio Portfolio and a pro forma adjustment for 6 months for Dogwood
         Creek Apartments as the community was not in full lease-up for all of 1997.


(27)     Reflects the additional interest expense associated with the acquisition of the Tennessee Portfolio, Dogwood Creek Apartments and
         the San Antonio Portfolio which consists of the following: (i)
         variable-rate bank debt aggregating approximately $44.8 million used to fund the acquisitions at assumed interest rates equal to market rates in effect at the time of each acquisition with a weighted average interest rate of 6.22% and (ii) the assumption of approximately $81.6 million of fixed-rate mortgage debt with a weighted average interest rate of 8.12% as outlined below (in thousands of dollars):
                                                                                       Twelve Month      Three Month
                                                                Weighted Average     Interest Expense  Interest Expense
         Acquisition            Type of Debt     Amount          Interest  Rate        Adjustment *       Adjustment
         -----------            ------------     ------          --------------        ------------       ----------
         Tennessee Portfolio     Bank Lines     $ 26,266              6.289%            $   1,652         $       36 **
         Tennessee Portfolio     Secured Debt     28,047              7.649%                2,145                 47 **
         Dogwood Creek           Bank Lines        6,522              6.164%                  101                 40 ***
         Dogwood Creek           Secured Debt     10,000              8.000%                  500                 79 ***
         San Antonio Portfolio   Bank Lines       11,978              6.107%                  731                180 ****
         San Antonio Portfolio   Secured Debt     43,603              8.444%                3,683                908 ****
                                                --------                                ---------         ----------
                                                $126,416                                $   8,812         $    1,290
                                                ========                                =========         ==========

* The twelve months ended December 31, 1997 includes a pro forma adjustment for the full year for the Tennessee Properties and the San Antonio Portfolio and a pro forma adjustment for 6 months for Dogwood Creek Apartments as the community was not in full lease-up for all of 1997.
**       Includes a pro forma adjustment for 8 out of 365 days.
***      Includes a pro forma adjustment for 36 out of 365 days.
****     Includes a pro forma adjustment for 90 out of 365 days.

(28) Reflects the additional minority interest expense associated with the acquisition of Dogwood Creek Apartments and the San Antonio Portfolio. In connection with the Dogwood Creek acquisition, United Dominion issued 130,416 Operating Partnership Units and in connection with the San Antonio Portfolio acquisition issued 1,023,732 Operating Partnership Units at $14.75 per Unit for an aggregate value of $17.0million. Assuming the acquisition of Dogwood Creek Apartments and the San Antonio Portfolio on January 1, 1997, the weighted average Operating Partnership Units outstanding (as a percentage of all common stock and Operating Partnership Units) was 2.42% and 2.27% for the three months ended March 31,1998 and December 31, 1997, respectively.

(29) Represents the adjustment to record the pro forma weighted average shares of common stock and Operating Partnership Units outstanding as a result of the acquisition of Dogwood Creek Apartments and the San Antonio Portfolio. In connection with the Dogwood Creek acquisition, United Dominion issued 130,416 Operating Partnership Units and in connection with the San Antonio Portfolio acquisition issued 1,023,732 Operating Partnership Units and 40,201 shares of common stock. The common stock and Operating Partnership Units are assumed to have been outstanding since the beginning of each period presented.